UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 25, 2019

ENERGY TRANSFER OPERATING, L.P.

(Exact name of Registrant as specified in its charter)

Delaware	1-31219	73-1493906
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

8111 Westchester Drive, Suite 600

Dallas, Texas 75225

(Address of principal executive offices)

(214) 981-0700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On March 25, 2019 (the “Settlement Date”), Energy Transfer Operating, L.P., a Delaware limited partnership (“ETO”), settled the previously announced offers to exchange (collectively, the “Exchange Offers”) any and all validly tendered and accepted 7.500% Senior Notes due 2020, 4.250% Senior Notes due 2023, 5.875% Senior Notes due 2024 and 5.500% Senior Notes due 2027 (collectively, the “Existing ET Notes”) issued by Energy Transfer LP, a Delaware limited partnership, for new senior notes issued by ETO, and the related solicitations of consents to amend the indenture governing the Existing ET Notes.

Pursuant to the Exchange Offers, on the Settlement Date, ETO issued (i) $1,128,540,000 aggregate principal amount of 7.500% Senior Notes due 2020 (the “New ETO 2020 Notes”), (ii) $993,153,000 aggregate principal amount of 4.250% Senior Notes due 2023 (the “New ETO 2023 Notes”), (iii) $1,127,484,000 aggregate principal amount of 5.875% Senior Notes due 2024 (the “New ETO 2024 Notes”) and (iv) $955,955,000 aggregate principal amount of 5.500% Senior Notes due 2027 (the “New ETO 2027 Notes” and, together with the New ETO 2020 Notes, the New ETO 2023 Notes and the New ETO 2024 Notes, the “New ETO Notes”) in exchange for the validly tendered and accepted Existing ET Notes.

The New ETO Notes will initially be fully and unconditionally guaranteed by ETO’s wholly owned subsidiary, Sunoco Logistics Partners Operations L.P., a Delaware limited partnership (the “Operating Partnership”) (the “Guarantees” and, together with the New ETO Notes, the “Securities”), on a senior unsecured basis so long as the Operating Partnership guarantees any of ETO’s obligations under its revolving credit facility. The Securities were issued under the Indenture, dated as of June 8, 2018 (the “Indenture”), among ETO, the Operating Partnership and U.S. Bank National Association, as trustee, as supplemented by the Third Supplemental Indenture, dated as of March 25, 2019 (the “Supplemental Indenture”).

The Exchange Offers were registered under the Securities Act of 1933, as amended, pursuant to a Registration Statement on Form S-4 (No. 333-229843) of ETO (as amended, the “Registration Statement”), which was initially filed with the Securities and Exchange Commission on February 25, 2019 and became effective on March 20, 2019.

The terms of the Securities and the Supplemental Indenture are further described in ETO’s prospectus dated March 20, 2019 (the “Prospectus”), which forms a part of the Registration Statement, under the caption “Description of the New ETO Notes.” Such description does not purport to be complete and is qualified by reference to the Indenture and the Supplemental Indenture, which are filed as Exhibit 4.1 and Exhibit 4.2, respectively, hereto and are incorporated herein by reference.

Item 8.01.	Other Events.

On March 25, 2019, ETO issued a press release relating to the settlement of the Exchange Offers. A copy of the press release is furnished as Exhibit 99.1 hereto.

Item 9.01.	Financial Statements and Exhibits.

Exhibit Number	Description

4.1	Indenture, dated as of June 8, 2018, among Energy Transfer Operating, L.P., as issuer, Sunoco Logistics Partners Operations L.P., as guarantor, and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.1 of Current Report on Form 8-K, filed June 8, 2018).

4.2	Third Supplemental Indenture, dated as of March 25, 2019, by and among Energy Transfer Operating, L.P., as issuer, Sunoco Logistics Partners Operations L.P., as guarantor, and U.S. Bank National Association, as trustee.

Exhibit Number	Description

4.3	Form of ETO’s 7.500% Senior Notes due 2020 (included in Exhibit 4.2 hereto).

4.4	Form of ETO’s 4.250% Senior Notes due 2023(included in Exhibit 4.2 hereto).

4.5	Form of ETO’s 5.875% Senior Notes due 2024 (included in Exhibit 4.2 hereto).

4.6	Form of ETO’s 5.500% Senior Notes due 2027 (included in Exhibit 4.2 hereto).

99.1	Press Release, dated March 25, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGY TRANSFER OPERATING, L.P.

	By:	Energy Transfer Partners GP, L.P., its general partner

	By:	Energy Transfer Partners, L.L.C, its general partner

Date: March 27, 2019
	By:	/s/ Thomas E. Long
Thomas E. Long
Chief Financial Officer